UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 26, 2005


                                KIRBY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               Nevada                   1-7615              75-1884980
   (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)           File Number)      Identification No.)



                           55 WAUGH DRIVE, SUITE 1000
                              HOUSTON, TEXAS  77007
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 435-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.  Entry  into  a  Material  Definitive  Agreement.

     On April 26, 2005, the stockholders of Kirby Corporation (together with its subsidiaries, referred to in this report as the "Company") approved the Company's 2005 Stock and Incentive Plan (the "Plan"). The Plan had been adopted by the Company's Board of Directors on March 3, 2005, subject to stockholder approval. The following summary of the terms and conditions of the Plan is qualified in its entirety by reference to the full text of the Plan which is included as Exhibit 10.1 to this report.

Eligibility

     Employees of the Company, including all of the Company's executive officers, are eligible to participate in the Plan.

Types  of  Awards

     The Plan authorizes the granting of incentive stock options ("Incentive Options") and nonincentive stock options ("Nonincentive Options") to purchase common stock of the Company to employees of the Company. Unless the context otherwise requires, the term "Options" includes both Incentive Options and Nonincentive Options.

     The Plan also authorizes awards of restricted stock ("Restricted Stock"). The vesting and number of shares of a Restricted Stock award may be conditioned upon one or a combination of:

     -    the  completion  of  a  specified  period of service with the Company;

     - the attainment of goals related to the performance of the Company or a division, department or unit of the Company;

     -    the  performance  of  the  Company's  common  stock;  or

     -    the  performance  of  the  recipient  of  the  Restricted Stock award.

     The Compensation Committee of the Company's Board of Directors will determine whether a recipient of Restricted Stock will have the right to vote or receive dividends before the Restricted Stock has vested.

     The Plan also authorizes awards intended to be "performance-based compensation" which are payable in stock, cash or a combination of stock and cash ("Performance Awards"). Any Performance Awards granted will vest upon the achievement of performance objectives. The Compensation Committee will establish the performance objectives, the length of the performance period and the form and time of payment of the award.

Administration

     The Plan will be administered by the Compensation Committee. The Compensation Committee has the authority to interpret and adopt rules and regulations for carrying out the

Plan. All decisions and acts of the Compensation Committee shall be final and binding on all participants under the Plan.

Shares  of  Common  Stock  Subject  to  the  Plan

     A  total  of 1,000,000 shares of common stock may be issued under the Plan.

Granting  of  Awards

     The Compensation Committee may from time to time grant Options, Restricted Stock or Performance Awards in its discretion. No Options, Restricted Stock or Performance Awards have been granted under the Plan.

Exercise  Price  of  Options

     The exercise price of Options granted under the Plan shall be any price determined by the Compensation Committee, but may not be less than the fair market value of the common stock on the date of grant. The exercise price of Incentive Options shall not be less than 110% of the fair market value on the date of grant if the optionee owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Price  of  Restricted  Stock

     The price, if any, to be paid by a recipient for Restricted Stock awarded under the Plan shall be determined by the Compensation Committee.

Exercisability  of  Options

     In granting Options, the Compensation Committee, in its sole discretion, may determine the terms and conditions under which the Options shall be exercisable.

     The Compensation Committee also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised or otherwise waive or amend any conditions in respect of all or a portion of the Options held by an optionee.

     In the event of a Change in Control (as defined in the Plan), all Options outstanding at the time of the Change in Control will become immediately exercisable unless otherwise provided in the option agreement. In the event of a merger, consolidation or other reorganization of the Company in which the Company is not the surviving entity, the Compensation Committee may provide for payment of cash or securities of the Company in satisfaction of the Options.

Vesting  of  Restricted  Stock

     In granting Restricted Stock awards, the Compensation Committee, in its sole discretion, may determine the terms and conditions under which the Restricted Stock awards shall vest.

     The Compensation Committee also has the right, exercisable in its sole discretion, to accelerate the date on which Restricted Stock may vest or otherwise waive or amend any conditions in respect of a grant of Restricted Stock.

     In the event of a Change in Control, all shares of Restricted Stock will vest unless the restricted stock agreement with the recipient specifies otherwise.

Terms  of  Performance  Awards

     In granting performance awards, the Compensation Committee may determine the target and maximum value of the performance award and the date or dates when performance awards are earned. However, for performance awards granted to the chief executive officer or the four most highly compensated officers of the Company other than the chief executive officer, the Compensation Committee may not grant performance awards after the earlier of:

     -    90  days  after  the  beginning  of  the  performance  period;

     -    the  date  on  which  25%  of  the  performance period has elapsed; or

     - the date on which the satisfaction of the performance objectives becomes substantially certain.


Item  9.01.  Financial  Statements  and  Exhibits.

(c)  Exhibits

EXHIBIT
NUMBER   DESCRIPTION OF EXHIBIT
-------  -----------------------------------------------

  10.1   Kirby Corporation 2005 Stock and Incentive Plan

  10.2   Form of Nonincentive Stock Option Agreement

  10.3   Form of Incentive Stock Option Agreement

  10.4   Form of Restricted Stock Agreement

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KIRBY CORPORATION


                                        By         /s/ NORMAN W. NOLEN
                                          --------------------------------------
                                                     Norman W. Nolen
                                                Executive Vice President,
                                          Treasurer and Chief Financial Officer

Date:   April  29,  2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION OF EXHIBIT
-------  -----------------------------------------------

  10.1   Kirby Corporation 2005 Stock and Incentive Plan

  10.2   Form of Nonincentive Stock Option Agreement

  10.3   Form of Incentive Stock Option Agreement

  10.4   Form of Restricted Stock Agreement